UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



Date of Report                January 19, 1996
              _________________________________________________________________



                     REPUBLIC SECURITY FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)


    FLORIDA                          0-14671                     59-2335075
_______________________________________________________________________________
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)              File Number)            Identification No.)



      4400 Congress Avenue, West Palm Beach                        33407
_______________________________________________________________________________
   (Address of principal executive offices)                     (Zip Code)



                                   (407) 840-1200
                                  _________________
              (Registrant's telephone number, including area code)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On January 19, 1996, the Company acquired Banyan Bank ("Banyan") for $9,701,320, plus $60,000 in merger related costs. The purchase price was determined based upon a multiple of Banyan's equity balance, limited to a specified amount, as of the last day of the month prior to closing. The Company used proceeds from the November 1995 public offering to purchase Banyan Bank. The purpose of the November 1995 offering was to increase regulatory capital and to allow for growth through acquistions, increased lending activities, opening of new branches and expansion of existing branches.

            Banyan was a state chartered commercial bank headquartered in Boca Raton, Florida. Banyan had total assets at December 31, 1995 of approximately $54 million, total deposits of $49 million and two full service branches located in Boca Raton, and Boynton Beach, Florida.

            The acquisition was accounted for as a purchase and approximately $5 million in goodwill was recognized representing the purchase price in excess of the fair value of the net assets acquired.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

The following Financial Statements and Exhibits were previously filed on November 6, 1995 in Form S-1:

(a)   Pro forma Combined Condensed Statement of Financial Condition as of June 30, 1995 (unaudited)

      Pro forma Combined Condensed Statement of Operations for the year ended March 31, 1995 and the three months ended June 30, 1995

(b)   Financial Statements of Business Acquired

      Balance Sheet as of June 30, 1995 (unaudited)

      Statements of Income for the six months
            ended June 30, 1995 and 1994 (unaudited)

      Statements of Stockholders' Equity for the six months ended June 30, 1995 (unaudited)

      Statements of Cash Flows for the six months ended June 30, 1995 and 1994 (unaudited)

      Independent Auditors Report

      Balance Sheets as of December 31, 1994 and 1993

      Statements of Income for the years ended December 31, 1994 and 1993

      Statements of Stockholders' Equity for the years ended
            December 31, 1994 and 1993

      Statements of Cash Flows for the years ended
            December 31, 1994 and 1993

      Notes to Financial Statements

                REPUBLIC SECURITY FINANCIAL CORPORATION
-------------------------------------------------------------------------------

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                 Republic Security Financial Corporation
                 (Registrant)





Date:  January 26, 1996                         /s/ Carla H. Pollard
       -----------------                         --------------------
                                                   Carla H. Pollard
                                                    Vice President
                                                      Controller